EXHIBIT 10.1

WAIVER

    Reference is hereby made to that certain (i) Securities Purchase Agreement dated as of March 30, 2023 among Oblong, Inc. (the “Company”) and the investors (the “Investors”) named therein (the “Purchase Agreement”), (ii) Certificate of Designations (the “Certificate of Designations”) of the Company’s Series F Preferred Stock (the “Preferred Stock”) effective as of March 31, 2023, and (iii) Warrants to Purchase the Company’s Common Stock dated March 31, 2023 (the “Common Warrants” and together with the Certificate of Designations, the “Transaction Documents”) . Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement.
WHEREAS, the Certificate of Designations and the Common Warrants set forth mechanisms for adjustment of the conversion or exercise price of the Preferred Stock and the Common Warrants, respectively;
WHEREAS, Company and the Investors desire to waive any and all provisions, terms, covenants and obligations (“Pricing Terms”) in the Transaction Documents to the extent such Pricing Terms permit the conversion or exercise of the Preferred Stock and the Common Warrants, respectively, to occur at a price below $0.2792;
WHEREAS, each of the Transaction Documents and any provision thereof may be amended or waived by the consent of the Required Holders; and
WHEREAS, the undersigned Investors constitute the Required Holders under the Transaction Documents.
RESOLVED, the Company and the Required Holders hereby agree to waive the Pricing Terms, as set forth below:
1.Notwithstanding anything to the contrary in the Certificate of Designations, each of the “Alternate Conversion Price” and the “Floor Price” as set forth in the Certificate of Designations shall in no event be less than $0.2792 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events).
2.Notwithstanding anything to the contrary in the Common Warrants, the “Exercise Price” as set forth in the Common Warrant shall in no event be less than $0.2792 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events) (together with Section 1, the “Waivers”).

3.If an amendment to the Company’s certificate of incorporation, as amended, is later deemed necessary to effect any Waiver, the Company agrees to take all action necessary to effect such amendment.
4.This agreement supersedes all other prior or written agreements between the Company and the Investors with respect to the Waivers.

[Signature Page Follows]

In Witness Whereof, the undersigned hereby consents to the matters described above, as of the date set forth below.

INVESTORS:

Iroquois Master Fund Ltd.

By: _/s/ Richard Abbe___________
Name: Richard Abbe
Title: GP

Date: __10/6/2023______________

Iroquois Capital Investment Group LLC

By: _/s/ Richard Abbe___________
Name: Richard Abbe
Title: GP
Date: __10/6/2023______________

The Hewlett Fund, LP

By: __/s/ Martin Chopp__________
Name: Martin Chopp
Title: General Partner

Date: __10/6/2023______________

SIGNATURE PAGE TO THE WAIVER

ACKNOWLEDGED BY:
COMPANY:
Oblong, Inc.

By: _/s/ Peter Holst_____________
Name: Peter Holst
Title: CEO

Date: __10/6/2023______________

SIGNATURE PAGE TO WAIVER